UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 2, 2009

CORONUS SOLAR INC.
formerly, INSIGHTFULMIND LEARNING, INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada
(State or other jurisdiction of incorporation)

000-53697
(Commission File No.)

300-1055 West Hastings Street
Vancouver, British Columbia
Canada V6E 2E9
(Address of principal executive offices and Zip Code)

604-609-6152
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On November 2, 2009, we completed the agreement (the “Agreement”) to acquire all of the issued and outstanding shares of Coronus Energy Corp., a start-up stage company founded to deploy and operate utility-scale solar power systems in the State of California, which we entered into on August 10, 2009 and which was reported in our Form 8-K filed with the SEC on August 11, 2009.  We acquired all of the outstanding shares of Coronus in exchange for 2,000,000 common shares at a deemed value of $0.025 per share.  The terms of the Agreement and the issuance of the 2,000,000 common shares were approved by our shareholders.   The foregoing transaction was accounted for as the purchase of assets and not a business combination under Statement of Financial Accounting Standards No. 141 (Revised 2007) “Business Combinations” (“SFAS 141R”) since the planned principal operations of the transferred set of Coronus activities and assets are in the development stage and have not commenced.

In addition, Jeff Thachuk, our president, transferred 2,025,000 common shares of our common stock owned by him to Mark Burgert, the sole principal of Coronus.  In addition, options to acquire 905,000 shares of our common stock held by various persons were cancelled.

Further, Mr. Thachuk was appointed as a director and the Chairman, CEO, CFO, Secretary and Treasurer of Coronus.  Mr. Burgert continues to hold office of President in Coronus.

On November 2, 2009, we engaged Mr. Burgert as a consultant.  As consideration therefore, we issued Mr. Burgert the options to acquire (i) 150,000 shares of our common stock, exercisable at $0.065 per share until April 22, 2015, and (ii) 200,000 shares of our common stock, exercisable at $0.065 per share until March 31, 2016.

Further,  9,050,000 shares of our common stock collectively owned by Messrs. Thachuk and Burgert were placed into voluntary escrow, to be released to each of them on the basis of one common share each for each $0.50 earned in revenue by us on a consolidated basis.

Finally, our shareholders approved the change of our name from InsightfulMind Learning, Inc. to Coronus Solar Inc. and the split of our common stock on the basis of 2 new shares for each 1 old share.  The effective date of the name change and stock split is November 3, 2009.  The figures set forth above reflect the 2 for 1 stock split.

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 2, 2009, we completed the agreement (the “Agreement”) to acquire all of the issued and outstanding shares of Coronus Energy Corp., a start-up stage company founded to deploy and operate utility-scale solar power systems in the State of California which we entered into on August 10, 2009 and which was reported in our Form 8-K filed with the SEC on August 11, 2009.  We acquired all of the outstanding shares of Coronus in exchange for 2,000,000 common shares at a deemed value of $0.025 per share.  The terms of the Agreement and the issuance of the 2,000,000 common shares were approved by our shareholders.   The foregoing transaction was accounted for as the purchase of assets and not a business combination under SFAS 141R since the planned principal operations of the transferred set of Coronus activities and assets are in the development stage and have not commenced.

The assets acquired by us consist of a detailed business plan regarding the market for, and deployment of, utility-scale solar power systems in the State of California, as well as minimal working capital.

In addition, Jeff Thachuk, our president, transferred 2,025,000 common shares of  our common stock owned by him to Mark Burgert, the sole principal of Coronus.  In addition, options to acquire 905,000 shares of our common stock held by various persons were cancelled.

Further, Mr. Thachuk was appointed as a director and the Chairman, CEO, CFO, Secretary and Treasurer of Coronus.  Mr. Burgert continues to hold office of President in Coronus.

On November 2, 2009, we engaged Mr. Burgert as a consultant.  As consideration therefore, we issued Mr. Burgert the options to acquire (i) 150,000 shares of our common stock, exercisable at $0.065 per share until April 22, 2015, and (ii) 200,000 shares of our common stock, exercisable at $0.065 per share until March 31, 2016.

Further,  9,050,000 shares of our common stock collectively owned by Messrs. Thachuk and Burgert were placed into voluntary escrow, to be released to each of them on the basis of one common share each for each $0.50 earned in revenue by us on a consolidated basis.

Finally, our shareholders approved the change of our name from InsightfulMind Learning, Inc. to Coronus Solar Inc. and the split of our common stock on the basis of 2 new shares for each 1 old share.   The effective date of the name change and stock split is November 3, 2009.  The figures set forth above reflect the 2 for 1 stock split.

Our common stock is registered under Section 12(g) of the Securities Exchange Act of 1934 and we file reports pursuant to Section 13 of the Exchange Act.  Our authorized capital stock consists of an unlimited number of shares of common stock, without par value per share.  We currently have 15,542,586 shares of common stock outstanding.

ITEM 2.06      MATERIAL IMPAIRMENTS

On completion of the Agreement described in Item 2.01 above, on November 2, 2009, we wrote off the balance of our website development costs of $3,299 and our intangible asset of $283 (relating to the “MathNote” trademark) as a result of our decision to redirect our business from delivering educational courses over the Internet to the deployment and operation of utility-scale solar power systems in the State of California.  Neither charge will result in future cash expenditures.

ITEM 3.02      UNREGISTERED SALE OF EQUITY SECURITIES

On November 2, 2009 we issued 2,000,000 common shares of our common stock to Mark Burgert in consideration of one share of common stock of Coronus Energy Corp. which constitutes all of the issued and outstanding shares of common stock of Coronus Energy Corp.  We valued our shares at a deemed value of $0.025 per share.  Mr. Burgert is a resident of British Columbia, Canada.  The foregoing shares were issued pursuant to an exemption from applicable prospectus requirements under section 2.5(1)(e) “Family, Friends and Business Associates” of National Instrument 45-106 , Prospectus and Registration Exemptions, by reason of Mr. Burgert being a close business associate of Jeff Thachuk, our president.

ITEM 5.01      CHANGES IN CONTROL OF THE REGISTRANT

The following table sets forth, as of the date of this report, the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares immediately before the completion of the agreement referred to in Item 1.02 of this report.  The stockholders listed below have direct ownership of his/her shares and possess voting and dispositive power with respect to the shares.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Class
Jefferson Thachuk	4,525,000(1)	33.41%

Raven Kopelman	0(2)	0.00%

David Holmes	20,000(3)	0.15%

Kenneth Bogas	10,000(4)	0.07%

All officers and directors as a group (4 persons)	4,555,000	33.63%

Greg Zakaib	950,000	7.01%
6-9311 Dayton Ave., Richmond, BC V6Y 1E2

Mike and Carrie Thachuk	800,000	5.91%
27133-25A Avenue, Aldergrove, BC V4W 3N4

Mark Burgert	2,525,000	18.64%
14446 North Bluff Road, White Rock, BC V4B 3C8

(1)	Does not include stock options to acquire an additional 350,000 shares of common stock at an exercise price of $0.065 per share.

(2)	Does not include stock options to acquire an additional 20,000 shares of common stock at an exercise price of $0.065 per share.

(3)	Does not include stock options to acquire an additional 10,000 shares of common stock at an exercise price of $0.065 per share.

(4)	Does not include stock options to acquire an additional 10,000 shares of common stock at an exercise price of $0.065 per share.

The following table sets forth, as of the date of this report, the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares immediately after the completion of the agreement referred to in Item 1.02 of this report.  The stockholders listed below have direct ownership of his/her shares and possess voting and dispositive power with respect to the shares.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Class
Jefferson Thachuk	4,525,000(1)	29.11%

Raven Kopelman	0(2)	0.00%

David Holmes	20,000(3)	0.13%

Kenneth Bogas	10,000(4)	0.06%

All officers and directors as a group (4 persons)	4.550,000	29.27%

Greg Zakaib	950,000	6.11%
6-9311 Dayton Ave., Richmond, BC V6Y 1E2

Mike and Carrie Thachuk	800,000	5.15%
27133-25A Avenue, Aldergrove, BC V4W 3N4

Mark Burgert(6)	4,525,000(5)	29.11%
14446 North Bluff Road, White Rock, BC V4B 3C8

(1)	Does not include stock options to acquire an additional 350,000 shares of common stock at an exercise price of $0.065 per share.

(2)	Does not include stock options to acquire an additional 20,000 shares of common stock at an exercise price of $0.065 per share.

(3)	Does not include stock options to acquire an additional 10,000 shares of common stock at an exercise price of $0.065 per share.

(4)	Does not include stock options to acquire an additional 10,000 shares of common stock at an exercise price of $0.065 per share.

(5)	Does not include stock options to acquire an additional 350,000 shares of common stock at an exercise price of $0.065 per share.

(6)	Mark Burgert is a consultant to us, but not an officer or director and does not exercise control over us.

Both of the above tables reflect the 2 for 1 stock split which occurred on November 3, 2009.

ITEM 5.03      AMENDMENTS TO ARTICLES OF INCORPORATION

On November 3, 2009, we amended our articles of incorporation and changed our name to Coronus Solar Inc., split our common stock on the basis of 2 new shares for each 1 old share, and removed any restrictions on the right of our shareholders to transfer shares.

ITEM 7.01      REGULATION FD DISCLOSURE

On November 2, 2009, we announced over SEDAR, Mr. Mark Burgert’s report that he acquired (pre-split) the 1,000,000 common shares (the “Acquired Securities”) of our common stock, in relation to the closing of the Agreement described in Item 2.01 above.  Mr. Burgert has ownership and control over all of the Acquired Securities.

On November 6, 2009, we announced over SEDAR, the completion of the Agreement described in Item 2.01 above. In the same press release, we also announced the changing of our name from InsightfulMind Learning, Inc. to Coronus Solar Inc. and the split of our common stock on the basis of 2 new shares for each 1 old share.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(a)                    Financial Statements Of Businesses Acquired.

Financial Statements of

CORONUS ENERGY CORP.

September 30, 2009
(Unaudited)

AND

June 30, 2009
(Audited)

CORONUS ENERGY CORP.
(A Development Stage Enterprise)

BALANCE SHEET
SEPTEMBER 30, 2009
(Expressed in US Dollars)
(Unaudited)

ASSETS
Prepaid expense	$146

TOTAL ASSETS	$146

LIABILITIES

TOTAL LIABILITIES	$-

STOCKHOLDER'S EQUITY
SHARE CAPITAL (Note 4)
Authorized:
1,500 common shares without par value
Issued and outstanding:
1 common share	-
ADDITIONAL PAID IN CAPITAL	21,865
DEFICIT ACCUMULATED
DURING THE DEVELOPMENT STAGE	(21,719)

TOTAL STOCKHOLDER'S EQUITY	146

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$146

Note 1 - Nature of Operations and Going Concern Matters
Note 6 - Subsequent Event

(See accompanying notes to the financial statements)

CORONUS ENERGY CORP.
(A Development Stage Enterprise)

STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND
THE PERIOD FROM JUNE 23, 2009 (DATE OF INCORPORATION) TO SEPTEMBER 30, 2009
(Expressed in U.S. Dollars)
(Unaudited)

		Period from June 23, 2009
	Three months ended	(Date of Incorporation)
	September 30, 2009	to September 30, 2009

EXPENSES
Office and miscellaneous	$21	$219
Donated service (Note 3)	-	21,500

NET LOSS AND COMPREHENSIVE LOSS FOR THE PERIOD	$21	$21,719

Basic and Diluted Loss Per Common Share	$(21)	$(21,719)

Weighted Average Number of Common Shares Outstanding
- Basic and Diluted	1	1

(See accompanying notes to the financial statements)

CORONUS ENERGY CORP.
(A Development Stage Enterprise)

STATEMENT OF STOCKHOLDER'S EQUITY
FOR THE PERIOD FROM JUNE 23, 2009 (DATE OF INCORPORATION) TO SEPTEMBER 30, 2009
(Expressed in U.S. Dollars)
(Unaudited)

			ADDITIONAL		TOTAL
	COMMON STOCK		PAID-IN	ACCUMULATED	STOCKHOLDER'S
	SHARES	AMOUNT	CAPITAL	DEFICIT	EQUITY

Stock issued at $0.01 per share on June 23, 2009	1	$-	$-	$-	$-

Forgiveness of debt by a director and shareholder	-	-	365	-	365

Donated service by a director and shareholder	-	-	21,500	-	21,500

Net loss for the period from June 23, 2009
(incorporation) to September 30, 2009	-	-	-	(21,719)	(21,719)

Balance, September 30, 2009	1	$-	$21,865	$(21,719)	$146

(See accompanying notes to the financial statements)

CORONUS ENERGY CORP.
(A Development Stage Enterprise)

STATEMENT OF CASH FLOWS
THE PERIOD FROM JUNE 23, 2009 (DATE OF INCORPORATION) TO SEPTEMBER 30, 2009
(Expressed in U.S. Dollars)
(Unaudited)

Period from June 23, 2009
(Date of Incorporation)
to September 30, 2009

OPERATING ACTIVITIES
Net loss for the period	$(21,719)

Adjustment to reconcile net loss to net cash used in operating activities:
Forgiveness of debt	365
Donated service	21,500
Changes in non-cash working capital items:
Prepaid expense	(146)

NET CASH USED IN OPERATING ACTIVITIES	-

NET INCREASE IN CASH	-

CASH, BEGINNING OF PERIOD	-

CASH, END OF PERIOD	$-

SUPPLEMENTAL CASH FLOW INFORMATION
Interest expense	$-
Taxes	$-
NON-CASH FINANCING ACTIVITIES
None	$-

(See accompanying notes to the financial statements)

CORONUS ENERGY CORP.
(A development stage company)
Notes to the financial statements
(Unaudited)
 (Expressed in U.S. Dollars)
September 30, 2009

1. Nature of Operations and Going Concern Matters

Coronus Energy Corp. (the “Company”) was formed on June 23, 2009 under the laws of the State of Delaware.  The Company’s first fiscal year end is March 31, 2010.

The Company is considered a development stage company as defined in Statement of Financial Accounting Standards No. 7.  It intends to deploy and operate utility-scale solar power systems in the State of California. The Company had no operations as of September 30, 2009.

In view of certain conditions, the ability of the Company to continue as a going concern is in substantial doubt and dependent upon achieving a profitable level of operations and on the ability of the Company to obtain necessary financing to fund ongoing operations. Management plans to seek sources of debt and equity financing on favorable terms and expects to keep its operating costs to a minimum until cash is available through financing or operating activities.  There are no assurances that the Company will be successful in achieving these goals. The Company has incurred an accumulated loss of $21,719 since inception and has no source of revenue. These financial statements do not give effect to any adjustments which would be necessary should the Company be unable to continue as a going concern and therefore be required to realize its assets and discharge its liabilities in other than the normal course of business and at amounts different from those reflected in the accompanying financial statements.

On August 10, 2009, the Company entered into an agreement (the “Share Purchase Agreement”) to sell all of the issued and outstanding shares of the Company to InsightfulMind Learning, Inc. (“InsightfulMind”) in exchange for 1,000,000 common shares of InsightfulMind, at a deemed value of $0.05 per share. Authorization and approval of the Share Purchase Agreement and the issuance of the 1,000,000 common shares was subject to InsightfulMind shareholder approval, which was obtained on October 13, 2009.

The Share Purchase Agreement required that 1,012,500 common shares of InsightfulMind held by Mr. Jeff Thachuk, President of InsightfulMind, be transferred to Mr. Mark Burgert, the sole principal of the Company, that an aggregate of 452,500 stock options of InsightfulMind held by various persons be cancelled, and that Mr. Thachuk be appointed as a director and the Chairman, CEO, CFO, Secretary and Treasurer of the Company, with Mr. Burgert continuing to hold the office of President of the Company. On August 10, 2009, the cancellation of the 452,500 stock options and the appointments of Mr. Thachuk were effected.  On August 19, 2009, the transfer to Mr. Burgert of the 1,012,500 common shares of InsightfulMind held by Mr. Jeff Thachuk was effected.

On November 2, 2009, the Share Purchase Agreement closed, with Insightfulmind acquiring all of the issued and outstanding shares of the Company.

CORONUS ENERGY CORP.
(A development stage company)

Notes to the financial statements
(Unaudited)
(Expressed in U.S. Dollars)
September 30, 2009

2. Significant Accounting Policies

(a) Principles of Accounting

These financial statements are stated in U.S. dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America.

(b) Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates and assumptions.

(c) Earnings (Loss) Per Share

Basic earnings or loss per share is based on the weighted average number of shares outstanding during the period of the financial statements.  Diluted earnings or loss per share is based on the weighted average number of common shares outstanding and dilutive common stock equivalents. Basic earnings (loss) per share is computed by dividing net loss (numerator) applicable to common stockholders by the weighted average number of common shares outstanding and issuable (denominator) for the period. All per share and per share information are adjusted retroactively to reflect stock splits and changes in par value, when applicable.

(d) Foreign Currency Translations

The Company’s functional and reporting currency is US dollars.  At the transaction date, each asset, liability, revenue and expense in other currencies is translated into U.S. dollars by the use of the exchange rate in effect at that date. At the period end, monetary assets and liabilities in other currencies are re-measured by using the exchange rate in effect at that date.

The resulting foreign exchange gains and losses are included in operations.

(e) Fair Value of Financial Instruments

Fair value estimates of financial instruments are made at discrete points in time, based on relevant information about financial markets and specific financial instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.

CORONUS ENERGY CORP.
(A development stage company)

Notes to the financial statements
(Unaudited)
(Expressed in U.S. Dollars)
September 30, 2009

2. Significant Accounting Policies - Continued

(f) Income Taxes

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109 (“SFAS 109”), Accounting for Income Taxes, which requires the Company to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns using the liability method. Under this method, deferred tax liabilities and assets are determined based on the temporary differences between the financial statements and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.  The effect on deferred income tax assets and liabilities of a change in income tax rates is included in the period that includes the enactment date. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

(g) Comprehensive Income

The Company accounts for comprehensive income under the provisions of Statement of Financial Accounting Standards No. 130 (“SFAS 130”), Reporting Comprehensive Income, which establishes standards for reporting and display of comprehensive income, its components and accumulated balances.  Comprehensive income comprises all transactions affecting equity except those resulting from investments by owners and distributions to owners.

The Company has no elements of "other comprehensive income" for the period ended September 30, 2009.

(h) New Accounting Pronouncements

In June 2009, the FASB issued FASB No. 168 The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162 (“SFAS 168”). SFAS 168 establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by non-governmental entities in the preparation of financial statements in conformity with GAAP in the United States. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The adoption of this statement did not have a material effect on the Company’s financial statements for the three months ended September 30, 2009.

CORONUS ENERGY CORP.
(A development stage company)

Notes to the financial statements
(Unaudited)
(Expressed in U.S. Dollars)
September 30, 2009

2. Significant Accounting Policies - Continued

(h) New Accounting Pronouncements - Continued

In June 2009, the FASB issued FASB No. 166, Accounting for Transfers of Financial Assets - an amendment of FASB Statement No. 140 (“SFAS 166”). SFAS 166 requires additional disclosures about the transfer and derecognition of financial assets and eliminates the concept of qualifying special-purpose entities under SFAS 140. SFAS 166 is effective for fiscal years beginning after November 15, 2009.  The adoption of SFAS 166 will not have a material effect on the Company’s financial statements.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the Company’s financial statements upon adoption.

3. Related Party Transactions

During the three months ended September 30, 2009 and the period from June 23, 2009 to September 30, 2009, $21 and $219 were paid respectively by a director and shareholder for incorporation and office expenses incurred by the Company. The amount was forgiven by the director and is credited to additional paid in capital.

During the period from June 23, 2009 to June 30, 2009, consulting service with fair value of $21,500 was donated by the director and shareholder of the Company and had been included in the additional paid in capital.

4. Share Capital

The authorized share capital of the Company consists of 1,500 common shares with no par value.

During the period from June 23, 2009 to September 30, 2009, the Company issued one common share at a nominal amount of $0.01.

CORONUS ENERGY CORP.
(A development stage company)

Notes to the financial statements
(Unaudited)
(Expressed in U.S. Dollars)
September 30, 2009

5. Income Tax

As at September 30, 2009, the Company has estimated net operating losses carryforward for tax purposes of approximately $219 which will expire in 2029. This amount may be applied against future federal taxable income. The Company evaluates its valuation allowance requirements on an annual basis based on projected future operations. When circumstances change and this causes a change in management's judgment about the realizability of deferred tax assets, the impact of the change on the valuation allowance is generally reflected in current income.

A reconciliation of income taxes at statutory rates with the reported taxes is as follows:

Net loss for the period before income tax	$(21,719)

Income tax recovery at statutory rates of 24%	(5,213)
Non-deductable expense	5,160
Unrecognized benefits of non-capital losses	53
Total income tax recovery	-

The tax effects of temporary differences that give rise to the Company's deferred tax asset (liability) are as follows:

Deferred tax assets:
Net operating loss carryforwards	$53
Valuation allowance	(53)
Net deferred tax asset	$-

6. Subsequent Event

Please refer to note 1 above in relation to the Share Purchase Agreement entered into with Insightfulmind and the closing of it on November 2, 2009.

Chang Lee LLP
Chartered Accountants

505 – 815 Hornby Street
Vancouver, B.C, V6Z 2E6
Tel:  604-687-3776
Fax: 604-688-3373
E-mail: info@changleellp.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

CORONUS ENERGY CORP.
(A development stage company)

We have audited the accompanying balance sheet of Coronus Energy Corp. (a development stage company) as at June 30, 2009 and the related statements of operations and comprehensive loss, cash flows, and stockholder’s equity for the period from June 23, 2009 (date of inception) to June 30, 2009.  These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as at June 30, 2009 and the results of its operations and its cash flows for the period from June 23, 2009 (date of inception) to June 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company incurred losses from operations since inception, has not attained profitable operations and is dependent upon obtaining adequate financing to fund its operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Vancouver, Canada	CHANG LEE LLP
August 4, 2009	Chartered Accountants

CORONUS ENERGY CORP.
(A Development Stage Enterprise)

BALANCE SHEET
JUNE 30, 2009
(Expressed in US Dollars)

ASSETS

TOTAL ASSETS	$-

LIABILITIES

TOTAL LIABILITIES	$-

STOCKHOLDER'S EQUITY
SHARE CAPITAL (Note 4)
Authorized:
1,500 common shares without par value
Issued and outstanding:
1 common share	-
ADDITIONAL PAID IN CAPITAL	21,698
DEFICIT ACCUMULATED
DURING THE DEVELOPMENT STAGE	(21,698)

TOTAL STOCKHOLDER'S EQUITY	-

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$-

Note 1 - Nature of Operations and Going Concern Matters
Note 6 - Subsequent Events

(See accompanying notes to the financial statements)

CORONUS ENERGY CORP.
(A Development Stage Enterprise)

STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS
FOR THE PERIOD FROM JUNE 23, 2009
(DATE OF INCORPORATION) TO JUNE 30, 2009
(Expressed in U.S. Dollars)

EXPENSES
Office and miscellaneous	$198
Donated service (Note 3)	21,500

NET LOSS AND COMPREHENSIVE LOSS FOR THE PERIOD	$21,698

Basic and Diluted Loss Per Common Share	$(21,698)

Weighted Average Number of Common Shares Outstanding
- Basic and Diluted	1

(See accompanying notes to the financial statements)

CORONUS ENERGY CORP.
(A Development Stage Enterprise)

STATEMENT OF STOCKHOLDER'S EQUITY
FOR THE PERIOD FROM JUNE 23, 2009 (DATE OF INCORPORATION) TO JUNE 30, 2009
(Expressed in U.S. Dollars)

			ADDITIONAL		TOTAL
	COMMON STOCK		PAID-IN	ACCUMULATED	STOCKHOLDER'S
	SHARES	AMOUNT	CAPITAL	DEFICIT	EQUITY

Stock issued at $0.01 per share on June 23, 2009	1	$-	$-	$-	$-

Forgiveness of debt by a director and shareholder	-	-	198	-	198

Donated service by a director and shareholder	-	-	21,500	-	21,500

Net loss for the period from June 23, 2009
(incorporation) to June 30, 2009	-	-	-	(21,698)	(21,698)

Balance, June 30, 2009	1	$-	$21,698	$(21,698)	$-

(See accompanying notes to the financial statements)

CORONUS ENERGY CORP.
(A Development Stage Enterprise)

STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM JUNE 23, 2009
(DATE OF INCORPORATION) TO JUNE 30, 2009
(Expressed in U.S. Dollars)

2009

OPERATING ACTIVITIES
Net loss for the period	$(21,698)

Adjustment to reconcile net loss to net cash used in operating activities:
Forgiveness of debt	198
Donated service	21,500

NET CASH USED IN OPERATING ACTIVITIES	-

NET INCREASE IN CASH	-

CASH, BEGINNING OF PERIOD	-

CASH, END OF PERIOD	$-

SUPPLEMENTAL CASH FLOW INFORMATION
Interest expense	-
Taxes	-
NON-CASH FINANCING ACTIVITIES
None	-

(See accompanying notes to the financial statements)

CORONUS ENERGY CORP.
(A development stage company)

Notes to the financial statements
(Expressed in U.S. Dollars)
June 30, 2009

1. Nature of Operations and Going Concern Matters

Coronus Energy Corp. (the “Company”) was formed on June 23, 2009 under the laws of the State of Delaware.  The Company’s fiscal year end is March 31, 2009.

The Company is considered a development stage company as defined in Statement of Financial Accounting Standards No. 7.  It intends to deploy and operate utility-scale solar power systems in the State of California. The Company had no operations as of June 30, 2009.

In view of certain conditions, the ability of the Company to continue as a going concern is in substantial doubt and dependent upon achieving a profitable level of operations and on the ability of the Company to obtain necessary financing to fund ongoing operations. Management plans to seek sources of debt and equity financing on favorable terms and expects to keep its operating costs to a minimum until cash is available through financing or operating activities.  There are no assurances that the Company will be successful in achieving these goals. The Company has incurred an accumulated loss of $21,698 since inception and has no source of revenue. These financial statements do not give effect to any adjustments which would be necessary should the Company be unable to continue as a going concern and therefore be required to realize its assets and discharge its liabilities in other than the normal course of business and at amounts different from those reflected in the accompanying financial statements.

2. Significant Accounting Policies

(a) Principles of Accounting

These financial statements are stated in U.S. dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America.

(b) Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates and assumptions.

CORONUS ENERGY CORP.
(A development stage company)

Notes to the financial statements
(Expressed in U.S. Dollars)
June 30, 2009

2. Significant Accounting Policies - Continued

(c) Earnings (Loss) Per Share

Basic earnings or loss per share is based on the weighted average number of shares outstanding during the period of the financial statements.  Diluted earnings or loss per share is based on the weighted average number of common shares outstanding and dilutive common stock equivalents. Basic earnings (loss) per share is computed by dividing net loss (numerator) applicable to common stockholders by the weighted average number of common shares outstanding and issuable (denominator) for the period. All per share and per share information are adjusted retroactively to reflect stock splits and changes in par value, when applicable.

(d) Foreign Currency Translations

The Company’s functional and reporting currency is US dollars.  At the transaction date, each asset, liability, revenue and expense in other currencies is translated into U.S. dollars by the use of the exchange rate in effect at that date. At the period end, monetary assets and liabilities in other currencies are re-measured by using the exchange rate in effect at that date.

The resulting foreign exchange gains and losses are included in operations.

(e) Fair Value of Financial Instruments

Fair value estimates of financial instruments are made at discrete points in time, based on relevant information about financial markets and specific financial instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.

(f) Income Taxes

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109 (“SFAS 109”), Accounting for Income Taxes, which requires the Company to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns using the liability method. Under this method, deferred tax liabilities and assets are determined based on the temporary differences between the financial statements and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.  The effect on deferred income tax assets and liabilities of a change in income tax rates is included in the period that includes the enactment date. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

CORONUS ENERGY CORP.
(A development stage company)

Notes to the financial statements
(Expressed in U.S. Dollars)
June 30, 2009

2. Significant Accounting Policies - Continued

(g) Comprehensive Income

The Company accounts for comprehensive income under the provisions of Statement of Financial Accounting Standards No. 130 (“SFAS 130”), Reporting Comprehensive Income, which establishes standards for reporting and display of comprehensive income, its components and accumulated balances.  Comprehensive income comprises all transactions affecting equity except those resulting from investments by owners and distributions to owners.

The Company has no elements of "other comprehensive income" for the period ended June 30, 2009.

(h) New Accounting Pronouncements

In June 2009, the FASB issued FASB No. 168 The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162 (“SFAS 168”). SFAS 168 establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by non-governmental entities in the preparation of financial statements in conformity with GAAP in the United States. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.

In June 2009, the FASB issued FASB No. 166, Accounting for Transfers of Financial Assets - an amendment of FASB Statement No. 140 (“SFAS 166”). SFAS 166 requires additional disclosures about the transfer and derecognition of financial assets and eliminates the concept of qualifying special-purpose entities under SFAS 140. SFAS 166 is effective for fiscal years beginning after November 15, 2009.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the Company’s financial statements upon adoption.

CORONUS ENERGY CORP.
(A development stage company)

Notes to the financial statements
(Expressed in U.S. Dollars)
June 30, 2009

3. Related Party Transactions

During the period from June 23, 2009 to June 30, 2009, $198 was advanced by a director and shareholder to pay for incorporation and office expenses incurred by the Company. The amount was forgiven by the director and is credited to additional paid in capital.

Consulting service with fair value of $21,500 was donated by the director and shareholder of the Company and has been included in the additional paid in capital.

4. Share Capital

The authorized share capital of the Company consists of 1,500 common shares with no par value.

During the period ended June 30, 2009, the Company issued one common share at a nominal amount of $0.01.

5. Income Tax

As at June 30, 2009, the Company has estimated net operating losses carryforward for tax purposes of approximately $198 which will expire in 2029. This amount may be applied against future federal taxable income. The Company evaluates its valuation allowance requirements on an annual basis based on projected future operations. When circumstances change and this causes a change in management's judgment about the realizability of deferred tax assets, the impact of the change on the valuation allowance is generally reflected in current income.

CORONUS ENERGY CORP.
(A development stage company)

Notes to the financial statements
(Expressed in U.S. Dollars)
June 30, 2009

5. Income Tax - Continued

A reconciliation of income taxes at statutory rates with the reported taxes is as follows:

Net loss for the period before income tax	$(21,698)

Income tax recovery at statutory rates of 24%	(5,208)
Non-deductable expense	5,160
Unrecognized benefits of non-capital losses	48
Total income tax recovery	-

The tax effects of temporary differences that give rise to the Company's deferred tax asset (liability) are as follows:

Deferred tax assets:
Net operating loss carryforwards	$48
Valuation allowance	(48)
Net deferred tax asset	$-

(b)                    Pro Forma Financial Statements.

Pro Forma Consolidated Financial Statements of

INSIGHTFULMIND LEARNING, INC.

September 30, 2009
(Unaudited)

Table of Contents	Page Number

Pro forma Consolidated Balance Sheet	F-1
Pro forma Consolidated Income Statement	F-2
Notes to the Pro forma Consolidated Financial Statements	F-3 – F-5

INSIGHTFULMIND LEARNING, INC.
(A Development Stage Enterprise)
PROFORMA CONSOLIDATED BALANCE SHEETS
SEPTEMBER 30, 2009
(Expressed in US Dollars)

	Insightfulmind	Coronus		Adjustment	Proforma bal.

ASSETS
CURRENT
Cash and cash equivalents	$1,184	-			1,184
Goods and services tax receivable	1,498	-			1,498
Prepaid Expenses	1,683	146			1,829

TOTAL CURRENT ASSETS	4,365	146		-	4,511

EQUIPMENT	336	-			336

WEBSITE DEVELOPMENT COSTS	3,299	-	3(b)	(3,299)	-

INTANGIBLE ASSET	283	-	3(a)	21,500	21,500
			3(b)	(283)

TOTAL ASSETS	$8,283	146		17,918	26,347

LIABILITIES
CURRENT
Accounts Payable and accrued liabilities	$8,631	-			8,631
Loan from a shareholder	131,972	-			131,972

TOTAL CURRENT LIABILITIES	140,603	-		-	140,603

STOCKHOLDERS' DEFICIENCY

SHARE CAPITAL	681,999	-	3(a)	21,646	703,645

ADDITIONAL PAID IN CAPITAL	272,190	21,865	3(a)	(21,865)	272,190

ACCUMULATED OTHER COMPREHENSIVE LOSS	(13,447)	-			(13,447)

DEFICIT, accumulated during the development stage	(1,073,062)	(21,719)	3(a)	21,719	(1,076,644)
			3(b)	(3,299)
			3(b)	(283)

TOTAL STOCKHOLDER'S (DEFICIENCY)	(132,320)	146		17,918	(114,256)

TOTAL LIABILITIES AND STOCKHOLDER'S (DEFICIENCY)	$8,283	146		17,918	26,347

(See accompanying notes to the pro forma consolidated financial statements)

F-1

INSIGHTFULMIND LEARNING, INC.
(A Development Stage Enterprise)
PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2009
(Expressed in U.S. Dollars)
(Unaudited)

	Insightfulmind	Coronus		Adjustment	Proforma

REVENUE	$240	$-			$240

EXPENSES
Amortization	1,099	-			1,099
Consulting fee	-	-			-
Donated service	-	21,500	3(a)	(21,500)	-
Interest on shareholder loan	2,212	-			2,212
Interest and bank charges	1,421	-			1,421
Office and miscellaneous	6,738	219	3(a)	(226)	6,731
Professional fees	24,852	-			24,852
Repairs and maintenance	-	-			-
Salaries and wages	16,009	-			16,009
Stock based compensation	-	-			-
Telephone and utilities	615	-			615
Advertising and promotion	1,458	-			1,458
Write down in website development costs	-	-	3(b)	3,299	3,299
Write down in intangible asset	-	-	3(b)	283	283

	54,404	21,719		(18,144)	57,979

OTHER INCOME
Interest income	16	-			16
Debt forgiven	729	-			729

	745	-		-	745

NET LOSS FOR THE PERIOD	(53,419)	(21,719)		18,144	(56,994)

Basic and diluted loss per share	$(0.01)	$(21,719.00)			$(0.01)

Weighted average number of common shares outstanding - basic and diluted	6,771,293	1		-	6,776,757

(See accompanying notes to the pro forma consolidated financial statements)

F-2

INSIGHTFULMIND LEARNING, INC.
Notes to the Pro Forma Consolidated Financial Statements
September 30, 2009
(Unaudited)

1. BASIS OF PRESENTATION

The accompanying unaudited pro forma consolidated balance sheet and statement of operations of Insightfulmind Learning, Inc. (“Insightfulmind”) have been prepared by management to give effect to the acquisition (the “Acquisition”) of Coronus Energy Corp. (“Coronus”) by Insightfulmind and the related transactions as more fully described in Note 2 on the basis of the assumptions described in Note 3.

The Acquisition was treated as an acquisition of assets rather than a business combination because Coronus does not constitute a business. The Acquisition has been accounted for under the acquisition method in the unaudited pro forma consolidated balance sheet and statement of operations.

The unaudited pro forma consolidated balance sheet of the resulting issuer has been prepared from the unaudited balance sheet of Insightfulmind as at September 30, 2009 and the unaudited balance sheet of Coronus as at September 30, 2009.

The unaudited pro forma consolidated statement of operations for the period ended September 30, 2009 has been prepared using the unaudited results of operation of Insightfulmind for the six months ended September 30, 2009 and the unaudited results of operation of Coronus for the period from June 23, 2009 to September 30, 2009.

Certain information and footnote disclosure included in the above financial statements has been condensed or omitted in the proforma consolidated financial statements. It is suggested that the accompanying proforma balance sheet should be read in conjunction with the related financial statements.

The unaudited pro forma consolidated financial statements has been prepared in accordance with U.S. generally accepted accounting principles and should be read in conjunction with the foregoing financial statements and notes thereto.

The unaudited pro forma consolidated financial statements are not necessarily indicative of the financial position of the resulting issuer had the Acquisition and related transactions and other pro forma adjustments been effected on the dates indicated. Further, the unaudited pro forma consolidated financial statements are not necessarily indicative of the financial position that may be obtained in the future.

F-3

INSIGHTFULMIND LEARNING, INC.
Notes to the Pro Forma Consolidated Financial Statements
September 30, 2009
(Unaudited)

2. THE ACQUISITION

On August 10, 2009, Insightfulmind entered into an agreement (the “Share Purchase Agreement”) to acquire all of the issued and outstanding shares of Coronus, a start-up stage company founded to deploy and operate utility-scale solar power systems in the State of California. Under the Share Purchase Agreement, Insightfulmind was to acquire all of the outstanding shares of Coronus in exchange for 1,000,000 common shares of Insightfulmind, at a deemed value of $0.05 per share. Authorization and approval of the Share Purchase Agreement and the issuance of the 1,000,000 common shares was subject to shareholder approval of Insightfulmind, which was obtained on October 13, 2009.

The Share Purchase Agreement required that 1,012,500 common shares of Insightfulmind held by Mr. Jeff Thachuk, President of Insightfulmind, be transferred privately to Mr. Mark Burgert, the sole principal of Coronus, that an aggregate of 452,500 stock options of Insightfulmind held by various persons be cancelled, and that Mr. Thachuk be appointed as a director and the Chairman, CEO, CFO, Secretary and Treasurer of Coronus, with Mr. Burgert continuing to hold the office of President of Coronus. On August 19, 2009, the private transfer to Mr. Burgert of the 1,012,500 common shares was effected. On August 10, 2009, the cancellation of the 452,500 stock options and the appointments of Mr. Thachuk were effected.

The Share Purchase Agreement stipulates the private transfer to Mr. Burgert of the 1,012,500 common shares was to occur not less than 61 days prior to the closing date. With the obtainment of shareholder approval and the passing of the 61 days, Insightfulmind is now able to close on the Share Purchase Agreement and did so on November 2, 2009.  On closing, Insightfulmind engaged Mr. Burgert as a consultant, and in consideration for this engagement, granted to Mr. Burgert an aggregate of 175,000 options exercisable at a price of $0.13 per share. Additionally, on closing, the 4,525,000 common shares of Insightfulmind then collectively held between Messrs. Thachuk and Burgert were placed into voluntary escrow, to be released to each of them on the basis of one common share each for each $1.00 earned in revenue by Insightfulmind on a consolidated basis.

3. PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

The unaudited pro forma consolidated financial statements incorporate the following pro forma assumptions and adjustments:

(a)
Insightfulmind completed the issuance of 1,000,000 shares to the shareholders of Coronus on September 30, 2009 in exchange for all the issued and outstanding shares of Coronus.  The acquisition cost is based on the fair value of the assets acquired as it is more clearly evident and more reliably measurable compared to the consideration given.

(b)
The balance of website development costs and intangible assets in the books of Insightfulmind are written off as a result of the closing of the acquisition and management’s decision to redirect the business from delivering educational courses over the internet to the deployment and operation of utility-scale solar power system in the State of California.

F-4

INSIGHTFULMIND LEARNING, INC.
Notes to the Pro Forma Consolidated Financial Statements
September 30, 2009
(Unaudited)

4. SHARE CAPITAL

Upon completion of the transaction assumed under Note 3, the share capital of Insightfulmind will be as follows:

					Deficit
	Number			Accumulated	accumulated
	of		Additional	Other	during	Total
	Common	Amount	Paid-in	Comprehensive	development	shareholders'
	Shares		Capital	Loss	stage	equity
Opening balance
of Insightfulmind	6,771,293	$681,999	$272,190	$(13,447)	$(1,073,062)	$(132,320)
Impairment of prior
business assets					$(3,582)	(3,582)
Shares issued
for Acquisition	1,000,000	21,646				21,646
	7,771,293	$703,645	$272,190	$(13,447)	$(1,076,644)	$(114,256)

F-5

(c)	Exhibit No.	Document Description

	3.1	Amended Articles of Incorporation.
	10.1	Escrow Agreement.
	23.1	Consent of Chang Lee LLP.
	99.1	Press Release for November 2, 2009.
	99.2	Press Release for November 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 6th day of November 2009.

CORONUS SOLAR INC.
formerly, INSIGHTFULMIND LEARNING, INC.

BY:	JEFF THACHUK
Jeff Thachuk
President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, Secretary, Treasurer and a Director